Acquisitions	12 Months Ended
Dec. 31, 2013
Acquisitions [Abstract]
Acquisitions
02.
Acquisitions
From time to time, we acquire and invest in companies throughout the world, including franchises. The total cash consideration paid for acquisitions, net of cash acquired, for the years ended December 31, 2013, 2012 and 2011 was $46.3, $49.0 and $49.0, respectively. Goodwill and intangible assets resulting from the 2013 acquisitions, the majority of which took place in the United Kingdom and Norway, were $52.2 and $10.1, respectively, as of December 31, 2013. Goodwill and intangible assets resulting from the 2012 acquisitions were $46.2 and $7.6 as of December 31, 2012, respectively.
On April 16, 2012, we acquired Damilo Group (“Damilo”), a French firm specializing in IT design solutions, for total consideration, net of cash acquired, of €21.2 ($28.0). Goodwill arising from this transaction was €30.8 ($40.6). The assumed liabilities and acquired assets, net of goodwill, related intangible assets and cash arising from the transaction were €33.8 ($44.6) and €17.9 ($23.6), respectively. The related intangible assets were €6.3 ($8.0), €5.8 ($7.6) and €5.0 ($6.8) as of April 16, 2012, December 31, 2012 and December 31, 2013, respectively.
In 2011, we acquired the shares and voting rights of Proservia SA (“Proservia”), a provider of information technology and systems engineering solutions in France. The purchase price was €14.89 ($19.93) per share. The total consideration, net of cash acquired, was €21.6 ($29.4). Goodwill arising from this transaction was €20.7 ($27.7). The related intangible assets were €9.4 ($12.4) and €8.1 ($11.2) as of December 31, 2012 and 2013, respectively.